LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Sustainable Municipal Bond Fund

Supplement dated March 15, 2022 to the

Summary Prospectus and Statutory Prospectus dated December 30, 2021

References throughout the Fund’s Summary Prospectus and Statutory Prospectus are amended to reflect that a contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the 18-month anniversary of the purchase.

Please retain this document for your future reference.